Strong Foundation. Stronger Future. Simpson Manufacturing Co., Inc. Investor Presentation February 2026 Exhibit 99.2

Safe Harbor Note: The financial results in this presentation as of and for the fiscal year ended December 31, 2025 are unaudited. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, effective tax rates, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of global pandemics such as the COVID-19 pandemic or other widespread public health crisis and their effects on the global economy, the effects of inflation and labor and supply shortages, on our operations, and the operations of our customers, and suppliers and business partners, as well as those discussed in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2

Investment Highlights Note: Financials results as of and for the fiscal year ended December 31, 2025 are unaudited. (1) Above market volume relative to U.S. housing starts. (2) As of December 31, 2025. (3) Time frame represents January 1, 2021 to December 31, 2025. Cash flow for the fourth quarter ended December 31, 2025 is preliminary. Customer-centric business model, above market volume growth(1), high brand recognition and trusted reputation Leader in structural solutions for wood connections with significant opportunities in all addressable markets Strong gross profit and operating margins with an EPS CAGR of 19.6%(2) over the last 10 years Strong balance sheet with less than 1x leverage ~50% of free cash flow returned to stockholders since 2021(3) exceeding 35% target Diversified product offerings serving customers across five end-use market segments 3

$0.00 $50.00 $100.00 $150.00 $200.00 $250.00 30+ Years as a Public Company (1) Since its debut at $11.50 per share ($2.875 split-adjusted) at its initial public offering (IPO) on May 25, 1994. Nearly 32 years and two stock splits later, shares of Simpson closed at $161.47 on December 31, 2025, which, together with quarterly dividends, has resulted in a total compound annual growth rat e of approximately 13.8%. Performance Since IPO Operating Income (1994 – 2025) ~33x$14 M $458 M EPS Growth (1994 – 2025) ~59x$0.14 $8.24 4 Compound annual growth rate of ~14%(1) since 1994 IPO $161.47 Revenue Growth (1994 – 2025) ~15x$150 M $2.3 B

Simpson’s Purpose and Unique Culture OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Have Fun, Be Humble To deliver innovative solutions that help people design and build safer, stronger structures. 5

Our Strong Business Model Broad portfolio of solutions 15K standard & custom wood products 3K standard & custom concrete products 50+ software and web-app solutions Unparalleled availability and delivery ~98% product fill rate 24-48 hour typical delivery 48-hour turnaround on specials Same-day shipping availability Impactful industry outreach 26 training centers 1,000+ training workshops per year Partnering with organizations to support construction trades education Innovation leader Pioneer of construction solutions 8 R&D testing labs ~100 code evaluation reports 500+ patents worldwide Comprehensive service ~700 field sales reps Thousands of jobsite visits Dedicated customer service and technical support Longstanding relationships 25 of top 30 builders on a program 275+ builders representing >50% of US housing starts Millions of specifications Thousands of dealers & retailers Why Simpson? Our Customer-Centric Approach and Commitment to Exceptional Service 6 Data as of February 2026.

Simpson’s Value Proposition Our presence at every stage of the construction process — from compliance and specification to procurement and installation — creates an interconnected value chain, setting us apart and ensuring long-term market leadership. ▪ Code evaluation reports for products verify building code compliance ▪ Contribute to test protocols and involved with academia in full-scale building tests ▪ Engineered and tested seismic/high-wind products; design and product selection apps ▪ Provide load values, design guidance & support, field calls, project-specific testing ▪ Large product selection; highly specified connectors; mgmt & estimating software ▪ Merchandising/in-store support, online ordering, rebates, best-class customer service ▪ Easy-to-install products; builder spec, mgmt, estimating, deck software; value engineering ▪ Contractual relationships, rebates, product testing, best-in-class technical & field support Our Solutions and Services In-person and online product knowledge training and industry-specific educational workshops available, including classes with CEUs and PDHs for architects, engineers, and building officials.

Core Addressable Market (1) (1) Financials results as of and for the fiscal year ended December 31, 2025 are unaudited. Market share based on net sales as of the full year ended December 31, 2025. Market sizes based on internal estimates. Includes North America, Europe and Pacific Rim. Many opportunities to grow our product lines across end-use markets Wood Connectors, ICS (Truss) & Lateral Systems Fastening Systems Concrete & Steel Connections Addressable Market ~$3.8 B Addressable Market ~$5.2 B Addressable Market ~$2.9 B 33% 11% 12% 8 SSD Share ~$1.3 B SSD Share ~$0.6 B SSD Share ~$0.4 B

Digital Solutions & Services (Software, Web Apps, Estimating) Steel Connections (Cold-Formed Steel, Roof Framing) Lateral Systems (Shearwalls, Rod Systems) Integrated Component Systems (Truss Plates, Software) Fastening Systems (Structural & Deck Screws, Tools) Wood Connectors (Framing, Flooring, Roofing) Our broad and deep product offering includes 10,000+ standard and custom products for wood, concrete, and steel connections as well as digital solutions to make it easier to specify and order our products. Broad Portfolio of Solutions Note: Excluding ETANCO building envelope products only sold in Europe. Concrete Connections (Mechanical Anchors, Adhesives, RPS*) *Repair, Protection, and Strengthening Systems

Our market-focused approach enables us to better serve current customers while identifying opportunities to reach new customers with our product solutions. 5 Key End-Use Markets in North America See Appendix for additional details. Residential Construction Commercial Construction OEM National Retail Component Manufacturer 10

Driving Growth with Digital Solutions Make it easier to do business with Simpson through best-in-class online portal and digital experience 1 Use technology to streamline and strengthen partnerships with key customer groups 2 Provide software solutions that drive the specification and use of our products 3 Building out our digital offerings to serve customers across the building industry Key focus areas to make it easier to specify and order our products Specification tools (apps/selectors) Design/visualization, estimating, online ordering Option management, estimating Project management and truss design Free design software and plans 11

Europe Strategy Building Strong Brands in Our Core Business Grow with Our Strong Solutions In Our Highest Potential Markets Focus on the countries where we already operate Stronger effort in commercial new building and residential renovation Exploit the mass timber trend Further strengthen our #1 position in wood connectors Double structural fasteners Build on our strong position in facade Offer complete product solutions: Connectors Fasteners Anchors Targeted expansion in pavement reinforcement 12

Strong Business Drives Stockholder Value Note: Financials results as of and for the fiscal year ended December 31, 2025 are unaudited. Across Operating Segments ($ USD Millions) Our 2025 Sales by Product… ($ USD Millions) $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 $7.76 $8.26 $7.60 $8.24 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 EPS $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 $1.03 $1.07 $1.11 $1.15 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Dividends Per Share 13 Wood Construction $1,968 Concrete Construction $361 Other $4 North America $1,814 Europe $500 Asia/Pacific $19

Historical Market and Financial Performance Total Company Revenue & Profitability Relative to U.S. Housing Starts 14 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 $2,200 $2,300 $2,400 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts U.S. Housing starts Census data for 2025 delayed. Note: Financials results as of and for the fiscal year ended December 31, 2025 are unaudited.

Track Record of Above Market Growth Our global operations continue to outperform U.S. housing, and we are highly focused on continuing above market volume growth while pursuing strong profitability. ~3% pts. on avg. above market 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2020 2021 2022 2023 2024 2025 H o u s in g S ta rts (M )S a le s V o lu m e ( $ M ) Volume US Housing Starts 15 (1) (1) Volume represents underlying organic revenue growth, calculated by adjusting total revenue to exclude pricing, acquisitions (first-year), and other non-volume impacts such as foreign exchange. U.S. Housing starts Census data for 2025 delayed.

Significant Progress in a Flat Market 1.38 M U.S. housing starts (Census Bureau) Revenue $1.25 B Op. Income $250 M 2020 2025 Revenue $2.33 B Op. Income $458 M Pricing ~$510 M Volume ~$200 M Acquisitions ~$350 M 16 < 1.4 million U.S. housing starts in 2020 and 2025 <1.40 M U.S. housing starts (Census Bureau*) *Census data for 2025 delayed. Other (Primarily FX) ~$20 M

Progress Made from 2020 to 2025 Despite market headwinds, we entered 2026 from a position of strength. ✓ ~$1.1 B more revenue ✓ ~$200 M more operating profit ✓ Clearer targets and strategies ✓ Stronger market leadership in connectors, improved share in fasteners and anchors ✓ Shifted to market-focused sales ✓ Promoted high-potential talent and external experts to senior leadership ✓ Transitioned to direct sales, away from two-step distribution ✓ Streamlined processes and focused on high-impact products ✓ Improved M&A process for smoother integrations ✓ Grew European business and nearing right-sized footprint ✓ Investments in manufacturing, logistics, and software development 17

Q4 2025 Net Revenue Performance Drivers ($ in millions) $517 $539 4Q24 Price FX Volume Other 4Q25 $300.0 $350.0 $400.0 $450.0 $500.0 $550.0 4.2% 5.6% 0.8% (4.0%)1.8% • 4Q25 benefits from full realization of price increases implemented in 2Q & 4Q 2025 • FX primarily driven by EUR:USD exchange rate • Volume adversely impacted by contracting U.S. housing market • Adjustments to sales deductions (Other) increase net sales ~1% y/y, both in 4Q25 and FY25 18

FY 2025 Net Revenue Performance Drivers 19 • Price increases implemented in 2Q & 4Q 2025 • Monet DeSauw contributes ~75% of acquisition net sales • FX primarily driven by EUR:USD exchange rate • Volume adversely impacted by contracting U.S. housing market • Adjustments to sales deductions (Other) increase net sales ~1% y/y, both in 4Q25 and FY25 $2,232 $2,333 FY24 Price Acquisition FX Volume Other FY25 $2,000.0 $2,050.0 $2,100.0 $2,150.0 $2,200.0 $2,250.0 $2,300.0 $2,350.0 0.9% 2.7% (0.9%)0.8% 1.0% 4.5% ($ in millions)

Operating Income Margin Outperformance Simpson Historical Operating Income Margin Versus Proxy Peer Average (1) Operating Income Margin Average 2006 - 2019 2020- 2021 2022- 2025 Proxy Peer Average(1) 8.6% 15.4% 16.3% SSD 13.7% 21.7% 20.5% (1) Proxy peer average includes: AOS, AAON, WMS, ALLE, AMWD, APOG, AWI, ATKR, AZEK, EXP, ROCK, JHX, LPX, DOOR, PATK, PGTI, NX, SUM, & TREX for the years 2006- 2023, NX for the year ended October 31, 2025, and AOS, WMS, ATKR & PATK for the period ended December 31, 2025. Remaining peers have not yet reported fiscal 2025 financial results as of the date of this presentation. Financials results for SSD as of and for the fiscal year ended December 31, 2025 are unaudited. (2) Fiscal 2026 operating margin outlook as of February 9, 2026. Please refer to the fourth quarter and full year 2025 earnings press release issued on February 9, 2026 for additional details. 20 9.8% 4.3% 3.6% 4.0% 4.8% 5.1% 7.6% 7.3% 8.8% 11.1% 13.6%14.0% 13.1%13.0% 14.3% 16.5% 17.2%17.0%16.8% 14.3% 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 23.4% 21.7% 21.5% 19.3% 19.6% 19.5% - 20.5%(2) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E Proxy Peer Average SSD-US

Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation. D o lla r a m o u n ts s h o w n i n M ill io n s 21 $208 $151 $400 $427 $340 $459 $33 $44 $62 $89 $183 $162$8 $6 $811 $23 $79 $2 $40 $42 $44 $45 $47 $48 $76 $24 $79 $50 $100 $120 $158 $116 $995 $207 $408 $332 2020 2021 2022 2023 2024 2025 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases Note: Financials results as of and for the fiscal year ended December 31, 2025 are unaudited.

Capital Return History $1.24 Billion 2021 – 2025(1) Cumulative Free Cash Flow defined as: Cash flow from operations ($1.78 B) less Capital expenditures ($0.54 B) Repurchases of Common Stock 30.1% Quarterly Cash Dividends 18.2% (1) Note: Financials results as of and for the fiscal year ended December 31, 2025 are unaudited. 22

Use of Cash Priorities Past and Potential Future Uses of Cash Flows Acquisitions Dividends Debt Repayment Share Repurchases ▪ Prioritizing facility expansions (capacity, service, efficiencies and safety) ▪ Investing in growth initiatives (engineering, marketing, sales personnel, testing capabilities, etc.) ▪ Evaluating potential M&A in the markets we operate (support key growth initiatives) ▪ Integrating ETANCO remains the priority ▪ Maintain quarterly cash dividends(2) ▪ Consistently and moderately raise dividends ▪ Capital return target of 35% of free cash flow(1) ▪ Focused on repaying debt incurred to finance the acquisition of ETANCO ▪ Selective and opportunistic share repurchases ▪ Repurchased $120 million of common stock in FY 2025 ▪ $150 million share repurchase authorization effective January 1, 2026 through December 31, 2026 ▪ Capital return target of 35% of free cash flow(1) Organic Growth (1) The Company defines free cash flow as cash flow from operations less capital expenditures. (2) On January 28, 2026, the Company's Board of Directors declared a quarterly dividend of $0.29 per share, payable on April 23, 2026 to stockholders of record on April 2, 2026. Cash Flow From Operations 23

Investments to Meet Growing Demand Expansion of North American manufacturing operations to better serve our customers. Expansion of Columbus, OH Facility Greenfield Gallatin, TN Facility ▪ Future capacity to support growth ▪ Maintain safety standards ▪ Ensure excellent service levels ▪ Allow needed headcount growth ▪ Improve production costs Opened H1 2025 ▪ Support fastener sales growth ▪ Reduce dependence on imported products ▪ Achieve company fill rate standards ▪ Vertically integrate manufacturing Opened Q3 2025 24

Acquisition Strategy Accelerate our strategic growth priorities through M&A opportunities, maximizing long-term value. Strengthen our business model by expanding our product lines to develop complete solutions for the markets in which we operate Improve our manufacturing capabilities and supply chain efficiencies to reduce lead-times and bring production closer to the end customer Build a robust M&A pipeline; most actionable opportunities are smaller / tuck-in type acquisitions 25

Company Ambitions Strengthen our values-based culture1 Be the business partner of choice2 Strive to be an innovative leader in the markets we operate 3 (1) Volume represents underlying organic revenue growth, calculated by adjusting total revenue to exclude pricing, acquisitions (first-year), and other non-volume impacts such as foreign exchange. Continue above market volume(1) growth relative to U.S. housing starts 4 Maintain operating income margin of >20%5 Deliver EPS growth ahead of net revenue growth 6 26

Appendix

Innovation Leader Simpson is a pioneer of construction solutions and the industry standard for structural connectors. 1956 1970 1984 1996 1997 1999 2005 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLS FIRST HOLDOWN 2008 EXPANSION INTO STAINLESS STEEL FASTENERS 2011 FURTHER EXPANSION INTO COLD-FORMED STEEL 28 2012 EXPANSION INTO CARBON FIBER SOLUTIONS EXPANSION INTO TRUSS SOFTWARE

Innovation Leader (continued) Over the years, Simpson has remained an innovation leader in connectors, fasteners, lateral systems, anchors and construction software. 2016 2017 EXPANSION INTO BUILDER & LBM SOFTWARE EXPANSION INTO OUTDOOR DECORATIVE HARDWARE 2021 FURTHER EXPANSION INTO WOOD SHEAR WALLS 2022 EXPANSION INTO EUROPEAN COMMERCIAL BUILDING MARKET 2023 FURTHER EXPANSION INTO MASS TIMBER 2013 EXPANSION INTO ENGINEERED WOOD PRODUCTS SOFTWARE EXPANSION INTO EQUIPMENT SPACE (ESTIFRAME) 2024 (MONET DESAUW) FURTHER EXPANSION INTO ENGINEERED WOOD PRODUCT SOFTWARE 29 2025 FURTHER EXPANSION INTO COMPONENT MANUFACTURER SOFTWARE EXPANSION INTO DIY OUTDOOR DECORATIVE HARDWARE CONTINUED EXPANSION OF INNOVATIVE CONNECTOR FEATURES

Innovation Leader (continued) (1) Data as of February 2026. Innovation by the numbers(1) Testing is in our DNA A dedication to innovation through extensive research and development, academic partnerships and state-of-the-art structural testing. ~500 Patents Worldwide ~200 Patents Pending ~1,800 Trademarks Worldwide ~300 Engineers 8 R&D Test Labs ~100 Code Reports Large scale structural testing and individual solution testing provides us with a better understanding of how structures perform, advances our design technology and improves building safety. 30

Residential End-Use Market Key Market Focus Areas Strategy ▪ Build and maintain strong relationships with Builders and pro-dealers ▪ Specify and create demand through national builders ▪ Ensure product availability through national pro-dealers ▪ Utilize connectors to grow other product lines ▪ Deliver digital solutions to accelerate building safer stronger structures ▪ Single family construction ▪ Multifamily construction ▪ Outdoor living (e.g., decks, pergolas, fences) ▪ Repair, remodel and retrofit applications ▪ National home builder relationships ▪ Lumber and building materials (LBM) relationships Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions 31

Commercial End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Call on and educate engineers and designers to drive specifications ▪ Provide training and support to contractors and distributors ▪ Deliver digital solutions that make it easy for engineers to specify and contractors to use our products ▪ Continue to build out solutions portfolio to increase breadth of line in anchors, fasteners and products for cold-formed steel ▪ Retail and office buildings ▪ Data center construction ▪ Institutional (education, healthcare) ▪ Manufacturing (factories, warehouses) ▪ Public and utilities (water treatment plants) ▪ Transportation (bridges, airports) 32

OEM End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Aligned with our business model; identify opportunity for existing connectors, fasteners, anchors and truss plates products into this market ▪ Engineer and launch value-added OEM-specific structural solutions ▪ Leverage our engineering testing capabilities ▪ Develop direct and distribution sales channels ▪ Utilize external innovation opportunities ▪ Offer custom connector fabrication for the Mass Timber industry ▪ Off-site construction (manufactured housing, modular construction, post-frame construction, prefab sheds) ▪ Mass timber construction ▪ Wood and steel fastening (crates, trailers, RV manufacturers, etc.) ▪ Material handling manufacturers 33

National Retail End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Improve retail execution through merchandising, product development, and marketing ▪ Continue expanding availability of all product lines, and increase in-store training ▪ Enable consumers to customize, design and create bill-of- materials with software ▪ Partner with home center brand advocates, and invest in retail media to maximize e-commerce sales ▪ Utilize external innovation opportunities ▪ Large home centers ▪ Co-ops / retail chains ▪ Farm & hardware supply retailers ▪ Pro customer strategy ▪ eCommerce growth ▪ DIY customers 34

Component Manufacturer End-Use Market Key Market Focus Areas Strategy ▪ Continue to develop functional, stable, open software ▪ Continue to increase truss plate manufacturing capacity to support growth ▪ Further build internal talent pool for implementation, training and high touch service and support ▪ Provide a modest equipment offering ▪ Industry involvement and strong relationships ▪ Component manufactures who build roof and floor trusses, offer EWP solutions and/or wall panel solutions ▪ Equipment solutions ▪ Large LBMs ▪ Offsite construction – i.e., fully integrated builders Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions Multi Module Software Offering 35

Digital Solutions Building out our digital offerings to serve customers across the building industry. Specification tools (apps/selectors) Design/visualization, estimating, online ordering Option management, estimating Project management and truss design Free design software and plans 36

Corporate Social Responsibility Environmental: Committed to continuously improving the efficiency of our resource use to lessen our impact, and designing and manufacturing products with environmental conservation in mind Manufacturing Facilities ▪ GOAL: Minimize amount of total waste generated by manufacturing processes through companywide lean practices ✓ In 2025, continued the work at each of our facilities to advance toward appropriate environmental stewardship practices Energy Conservation ▪ GOAL: Improve energy efficiencies at facilities globally to ensure eco-friendly, cost-effective operations ✓ In 2025, continued various energy conservation initiatives across our operations Waste Reduction and Recycling ▪ GOAL: Support the Circular Economy by minimizing our largest recognized waste stream and sending unused steel back upstream ✓ Continuously work to improve the design of our products to minimize scrap steel during the stamping process, reducing costs and energy Sustainable Building Practices ▪ GOAL: Support sustainable business practices through use of green building technology and non-toxic materials ✓ Completed testing on a 10-story mass-timber structure, paving the way for increased adoption of regenerative construction materials 37

Corporate Social Responsibility Social Responsibility: Dedicated to ensuring everyone at our Company feels included, valued, empowered, and equipped with the tools and confidence to improve, learn and thrive personally and professionally Inclusion and Belonging ▪ GOAL: Foster diversity in our workforce and maintain representation of differing genders, ages, races, ethnicities, and abilities ✓ Partnered with DiversityJobs to promote our job postings, and recently established a promotion guide to ensure a fair and consistent approach Leadership and Development ▪ GOAL: Ensure all employees have access to opportunities to grow and thrive in their careers with the Company ✓ Launched employee skills assessment and began creating meaningful development programs to ensure continued employee growth Human Capital Management ▪ GOAL: Strengthen our values-based leadership and culture based on our Company value that Everybody Matters ✓ Formed a partnership with Gallup to conduct our biannual Global Employee Engagement Survey Health and Safety ▪ GOAL: Provide the highest standard of safety and create a healthy working environment ✓ In 2025, improved the global Total Recordable Incident Rate to 0.79, reflecting top-tier safety performance versus industry benchmarks 38

Strong Foundation. Stronger Future.